Exhibit 10.64

AMENDED AND RESTATED CASH COLLATERAL AGREEMENT

THIS AMENDED AND RESTATED CASH COLLATERAL AGREEMENT (this “Agreement”), dated as of January 1, 2013, is made by and among Wu/LH 15 Executive L.L.C., a Delaware limited liability company (“15 Executive Borrower”), Wu/LH 22 Marsh Hill L.L.C., a Delaware limited liability company (“Marsh Hill Borrower”), Wu/LH 35 Executive L.L.C., a Delaware limited liability company (“35 Executive Borrower”), Wu/LH 470 Bridgeport L.L.C., a Delaware limited liability company (“470 Bridgeport Borrower”), Wu/LH 950 Bridgeport L.L.C., a Delaware limited liability company (“950 Bridgeport Borrower”), and Wu/LH 8 Slater L.L.C., a Delaware limited liability company (“8 Slater Borrower”; and together with 15 Executive Borrower, Marsh Hill Borrower, 35 Executive Borrower, 470 Bridgeport Borrower and 950 Bridgeport Borrower, each individually, a “Borrower”, and collectively, the “Borrowers”), and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, a New York corporation, successor by merger to First SunAmerica Life Insurance Company (together with its successors and assigns, “Lender”), and acknowledged and agreed to as to Section 8(a) by M. Robert Goldman & Company, Inc., a New York corporation, as servicer (such servicer and any successor servicer retained by Lender as permitted hereunder or under the other Loan Documents being hereinafter referred to as “Servicer”).

RECITALS

1.                                      Original Cash Collateral Agreement.

Borrowers, Lender and Servicer executed that certain Cash Collateral Agreement, dated as of March 8, 2011, in favor of Lender (the “Original Cash Collateral Agreement”) in connection with (i) a mortgage loan in the original principal amount of $4,096,400.00 (the “15 Executive Loan”) made by Lender to 15 Executive Borrower, (ii) a mortgage loan in the original principal amount of $5,724,600.00 (the “35 Executive Loan”) made by Lender to 35 Executive Borrower, (iii) a mortgage loan in the original principal amount of $2,716,700.00 (the “Marsh Hill Loan”) made by Lender to Marsh Hill Borrower, (iv) a mortgage loan in the original principal amount of $3,683,700.00 (the “470 Bridgeport Loan”) made by Lender to 470 Bridgeport Borrower, (v) a mortgage loan in the original principal amount of $2,639,000.00 (the “950 Bridgeport Loan”) made by Lender to 950 Bridgeport Borrower, and (vi) a mortgage loan in the original principal amount of $4,639,600.00 (the “8 Slater Loan”; together with the 15 Executive Loan, the 35 Executive Loan, the Marsh Hill Loan, the 470 Bridgeport Loan and the 950 Bridgeport Loan, each individually, a “Loan”, and collectively, the “Loans”) made by Lender to 8 Slater Borrower.

2.                                      Transfer and Assumption and Modification of Loans.

(A)                               Jeffrey Ravetz, an individual (“Jeffrey Ravetz”), Jerome Cooper, an individual (“Jerome Cooper”), Paul Cooper, an individual (“Paul Cooper”), Sarah Ravetz, an individual (“Sarah Ravetz”), Louis Sheinker, an individual (“Louis Sheinker”), and Jeffrey Wu, an individual (“Jeffrey Wu”), desire to transfer their respective indirect ownership interests in Borrower to GTJ Realty, LP, a Delaware limited partnership (“Member”), in exchange for limited partnership interests in Member (the “Transfer”), so that, after the consummation of the Transfer, (i) Member shall become the new sole member of each Borrower and (ii) GTJ GP, LLC, a Maryland limited liability company (“GTJ LLC”), Guarantor, Jeffrey Ravetz, Jerome Cooper, Paul Cooper, Sarah Ravetz, Louis Sheinker and Jeffrey Wu shall, collectively, own 100% of the partnership interests in Member as set forth on the organizational chart of each Borrower attached to the Organizational Certificate.

(B)                               Lender has agreed to consent to the Transfer, provided, that among other things, there be effected an assumption and modification (the “Assumption and Modification”) of the documents evidencing and/or securing the Loans pursuant to, among other things, (i) an Assumption, Consent and Modification Agreement (15 Executive) (the “15 Executive Assumption Agreement”) of even date herewith by and among 15 Executive Borrower, Paul Cooper, an individual, Jeffrey Ravetz, an individual, and Louis Sheinker, an individual (collectively, the “Original Guarantors”), GTJ REIT, Inc., a Maryland corporation (“Guarantor”) and Lender, which 15 Executive Assumption Agreement shall be recorded in the Land Records of Orange, Connecticut, (ii) an Assumption, Consent and Modification Agreement (35 Executive) (the “35 Executive Assumption Agreement”) of even date herewith by and among 35 Executive Borrower, Original Guarantors, Guarantor and Lender, which 35 Executive Assumption Agreement shall be recorded in the Land Records of Orange, Connecticut, (iii) an Assumption, Consent and Modification Agreement (Marsh Hill) (the “Marsh Hill Assumption Agreement”) of even date herewith by and among Marsh Hill Borrower, Original Guarantors, Guarantor and Lender, which Marsh Hill Assumption Agreement shall be recorded in the Land Records of Orange, Connecticut, (iv) an Assumption, Consent and Modification Agreement (470 Bridgeport) (the “470 Bridgeport Assumption Agreement”) of even date herewith by and among 470 Bridgeport Borrower, Original Guarantors, Guarantor and Lender, which 470 Bridgeport Assumption Agreement shall be recorded in the Land Records of Shelton, Connecticut, (v) an Assumption, Consent and Modification Agreement (950 Bridgeport) (the “950 Bridgeport Assumption Agreement”) of even date herewith by and among 950 Bridgeport Borrower, Original Guarantors, Guarantor and Lender, which 950 Bridgeport Assumption Agreement shall be recorded in the Land Records of Shelton, Connecticut, and (vi) an Assumption, Consent and Modification Agreement (8 Slater) (the “8 Slater Assumption Agreement”, and together with the 15 Executive Assumption Agreement, the 35 Executive Assumption Agreement, the Marsh Hill Assumption Agreement, the 470 Bridgeport Assumption Agreement, and the 950 Bridgeport Assumption Agreement, collectively, the “Assumption Agreements”) of even date herewith by and among 8 Slater Borrower, Original Guarantors, Guarantor and Lender, which 8 Slater Assumption Agreement shall be recorded in the Office of the Westchester County Clerk, New York.

(C)                                           The 15 Executive Loan is (i) evidenced by that certain Promissory Note, dated as of March 8, 2011, made by 15 Executive Borrower to the order of Lender (as modified pursuant to the 15 Executive Assumption Agreement, the “15 Executive Note”) and (ii) secured by, among other things, that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 8, 2011, granted by 15 Executive Borrower for the benefit of Lender, as recorded in the Land Records of Orange, Connecticut in Volume 604, Page 800 on March 9, 2011 (as modified pursuant to the 15 Executive Assumption Agreement, the “15 Executive Mortgage”) encumbering certain real property and improvements located at 15 Executive Boulevard, Orange, Connecticut 06477, as more particularly described in such 15 Executive Mortgage (the “15 Executive Property”).

(D)                               The 35 Executive Loan is (i) evidenced by that certain Promissory Note, dated as of March 8, 2011, made by 35 Executive Borrower to the order of Lender (as modified pursuant to the 35 Executive Assumption Agreement, the “35 Executive Note”) and (ii) secured by, among other things, that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 8, 2011, granted by 35 Executive Borrower for the benefit of Lender, as recorded in the Land Records of Orange, Connecticut in Volume 604, Page 902 on March 9, 2011 (as modified pursuant to the 35 Executive Assumption Agreement, the “35 Executive Mortgage”) encumbering certain real property and improvements located at 35 Executive Boulevard, Orange, Connecticut 06477, as more particularly described in such 35 Executive Mortgage (the “35 Executive Property”).

(E)                                The Marsh Hill Loan is (i) evidenced by that certain Promissory Note, dated as of March 8, 2011, made by Marsh Hill Borrower to the order of Lender (as modified pursuant to the Marsh Hill Assumption Agreement, the “Marsh Hill Note”) and (ii) secured by, among other things, that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 8, 2011, granted by Marsh Hill Borrower for the benefit of Lender, as recorded in the Land Records of Orange, Connecticut in Volume 604, Page 1002 on March 9, 2011 (as modified pursuant to the Marsh Hill Assumption Agreement, the “Marsh Hill Mortgage”) encumbering certain real property and improvements located at 22 Marsh Hill Road, Orange, Connecticut 06477, as more particularly described in such Marsh Hill Mortgage (the “Marsh Hill Property”).

(F)                                 The 470 Bridgeport Loan is (i) evidenced by that certain Promissory Note, dated as of March 8, 2011, made by 470 Bridgeport Borrower to the order of Lender (as modified pursuant to the 470 Bridgeport Assumption Agreement, the “470 Bridgeport Note”) and (ii) secured by, among other things, that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 8, 2011, granted by 470 Bridgeport Borrower for the benefit of Lender, as recorded in the Land Records of Shelton, Connecticut in Volume 3193, Page 121 on March 8, 2011 (as modified pursuant to the 470 Bridgeport Assumption Agreement, the “470 Bridgeport Mortgage”) encumbering certain real property and improvements located at 470 Bridgeport Avenue, Shelton, Connecticut 06484, as more particularly described in such 470 Bridgeport Mortgage (the “470 Bridgeport Property”).

(G)                               The 950 Bridgeport Loan is (i) evidenced by that certain Promissory Note, dated as of March 8, 2011, made by 950 Bridgeport Borrower to the order of Lender (as modified pursuant to the 950 Bridgeport Assumption Agreement, the “950 Bridgeport Note”) and (ii) secured by, among other things, that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 8, 2011, granted by 950 Bridgeport Borrower for the benefit of Lender, as recorded in the Land Records of Shelton, Connecticut in Volume 3402, Page 701 on March 8, 2011 (as modified pursuant to the 950 Bridgeport Assumption Agreement, the “950 Bridgeport Mortgage”) encumbering certain real property and improvements located at 950 Bridgeport Avenue, Milford, Connecticut 06460, as more particularly described in such 950 Bridgeport Mortgage (the “950 Bridgeport Property”).

(H)                              The 8 Slater Loan is (i) evidenced by that certain Consolidated, Amended and Restated Promissory Note, dated as of March 8, 2011, made by 8 Slater Borrower to the order of Lender (as modified pursuant to the 8 Slater Assumption Agreement, the “8 Slater Note”; together with the 15 Executive Note, the 35 Executive Note, the Marsh Hill Note, the 470 Bridgeport Note and the 950 Bridgeport Note, each individually, a “Note”, and collectively, the “Notes”) and (ii) secured by, among other things, that certain Mortgage, Consolidation, Extension, Spreader and Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of March 8, 2011, granted by 8 Slater Borrower for the benefit of Lender, as recorded in the Office of the Westchester County Clerk, New York as Control No. 510843442 on March 29, 2011 (as modified pursuant to the 8 Slater Assumption Agreement, the “NY Mortgage”; together with the 15 Executive Mortgage, the 35 Executive Mortgage, the Marsh Hill Mortgage, the 470 Bridgeport Mortgage and the 950 Bridgeport Mortgage, each individually, a “Mortgage”, and collectively, the “Mortgages”; together with the Notes, this Guaranty, the Assumption Agreements and all other documents evidencing and/or securing the Loans and/or executed in connection with the Assumption and Modification, as the same may be further amended, modified or supplemented from time to time, collectively the “Loan Documents”) encumbering certain real property and improvements located at 8 Slater Street, Port Chester, New York 10573, as more particularly described in such NY Mortgage (the “NY Property”; together with the 15 Executive Property, the 35 Executive Property, the Marsh Hill Property, the 470 Bridgeport Property and the 950 Bridgeport Property, each individually, a “Property”, and collectively, the “Properties”).  All capitalized terms used herein without definition shall have the meanings given to such terms in the NY Mortgage.

(I)                                   In connection with the Transfer and the Assumption and Modification, and as a condition to Lender’s consent to the Transfer and the Assumption and Modification, Borrowers desire to amend and restate the Original Cash Collateral Agreement in its entirety.

(J)                                   NOW, THEREFORE, in consideration of the foregoing, and of the covenants and agreements hereinafter set forth, it is hereby agreed that the Original Cash Collateral Agreement shall be, and hereby is, amended and restated in its entirety as follows:

A.                                    Lender has appointed Servicer to act as servicer with respect to the Loans pursuant to the Servicing Agreement (as hereinafter defined).

B.                                    Lender and Borrower have agreed to enter into this Agreement, upon and subject to the terms and conditions hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

1.                                      Certain Definitions.  As used herein, the following terms shall have the meanings set forth below:

“Additional Amounts” is defined below in Section 4(a)(ii)(F).

“Approved Budget” is defined below in Section 7(a).

“Bankruptcy Code” is defined below in Section 8(c).

“Borrower Funded Operating Shortfall” is defined below in Section 5(b)(v).

“Budgeted Operating Expenses” means, for any period, the Operating Expenses budgeted for such period as set forth in the Approved Budget or Interim Budget, as applicable.

“Business Day” means any day other than a Saturday, Sunday, or public holiday or the equivalent for banks generally in the State of New York.

“Capital Improvement Costs” means expenditures with respect to any Property that are, or would be if incurred, capitalized under generally accepted accounting principles.  For the avoidance of doubt, Capital Improvement Costs includes, without limitation, tenant improvement costs and leasing commissions.

“Capital Proceeds” means all casualty insurance proceeds (excluding rental loss insurance proceeds, which shall constitute Gross Revenues hereunder), and condemnation awards and similar compensation (including, without limitation, proceeds from settlements of potential or threatened condemnation claims) relating to all or any part of any Property.

“Cash Flow” means the amount of all collected and available Funds deposited into the Lockbox Account during any particular period of time (provided that in no event shall Cash Flow include any Capital Proceeds).

“Checks” means any checks, drafts, or other instruments from any Tenant or other person in payment of Gross Receipts.

“Collateral” is defined below in Section 8(a).

“Cut-Off Date” means (1) the last Business Day prior to the Disbursement Date during any period in which a Triggering Event Condition is not then continuing, and (2) the twenty-fifth (25th) day of each calendar month during the continuance of any Triggering Event Condition.

“Default” means any Default as defined in each of the Mortgages.

“Default Return Event” means that Borrowers, or any of them, shall have cured the outstanding Default or all of such outstanding Defaults that gave rise to the applicable Triggering Event.

“Disbursement Date” means (1) during any period in which a Triggering Event Condition is not then continuing, the first Business Day of each calendar week, and (2) during the continuance of any Triggering Event Condition, the first (1st) Business Day of each calendar month, or such other day as mutually agreed upon by Borrower and Lender.

“DSCR Return Event” means that the Trigger Event Debt Service Coverage Ratio shall be greater than or equal to 1.2 to 1.0 for each of the two preceding consecutive calendar quarters.

“DSCR Triggering Event” means that, as of any date, Lender’s calculation of the Trigger Event Debt Service Coverage Ratio shall yield a result of less than 1.2 to 1.0.

“Emergency Expenditures” means expenditures which are reasonably necessary to avoid immediate danger to life or immediate damage to property.

“Excess Cash Subaccount” is defined below in Section 3(a)(ii).

“Event of Default” is defined below in Section 15.

“Extension Term” is defined in the Notes.

“Funds” is defined below in Section 3(a)(i).

“Guarantor” shall mean GTJ REIT, INC., a Maryland corporation.

“Guaranty” shall mean that certain Guaranty Agreement, dated as of the date of this Agreement, made by Guarantor in favor of Lender.

“Gross Receipts” means, during any period, the aggregate amount of Gross Revenues and Capital Proceeds derived or generated by or from the Properties or pursuant to Leases and/or the contracts and agreements referred to herein and received during such period by or for the account or benefit of the Borrowers.

“Gross Revenues” means during any period, the aggregate amount of rents, revenues, income, profits and proceeds derived from or generated by any of the Properties pursuant to any Lease, contract or other agreement and received during such period by or for the account of any of the Borrowers (including all such revenues paid directly to Servicer pursuant to this Agreement), including, without limitation, with respect to each Property (i) all payments for use or occupancy of all or any part of such Property or for any services, equipment or furnishings provided in connection with any such use or occupancy, whether as rent, fees, charges, expense recoveries or otherwise (but excluding security deposits until they are no longer subject to being returned), (ii) all revenues from any concessions, franchises, parking or other operations on or from such Property, (iii) all refunds, rebates and reimbursements (other than by Lender) of any Operating Expenses, taxes or Capital Improvement Costs related to such Property previously paid, (iv) the proceeds of any rental interruption insurance paid to any Borrower in respect of such Property, (v) interest, (vi) payments received by or on behalf of the Borrower that owns such Proeprty as compensation or as settlement of claims or litigation, payments under an indemnity or other similar matters with respect to such Borrower or such Property, and (vii) any other payment with respect to such Property that is not Capital Proceeds or proceeds from the sale of such Property.

“Interim Budget” is defined below in Section 7(a).

“Lease” and “Leases” means any and all leases, subleases, licenses, concessions, or other agreements for the use or occupancy of any Property.

“Lockbox Account” is defined below in Section 3(a)(i).

“Monthly Impounds” means monthly amounts required to be deposited with Lender for property tax and/or insurance reserves for the Properties pursuant to the Mortgages.

“Non-Discretionary Expenses” means expenses Borrower is required to pay for taxes, insurance premiums and utilities serving the Property, to the extent not included in the Approved Budget or Interim Budget, as applicable.

“Organizational Certificate” is defined in the Mortgages.

“Operating Account” is defined below in Section 3(b)(iii).

“Operating Expense Overpayment” is defined below in Section 5(b)(vi).

“Operating Expenses” means, in the aggregate with respect to each of the Properties during any period, all operating costs and expenses actually incurred by the applicable Borrower and due and payable during such period in respect of such Property, including, without limitation, property management fees payable pursuant to any property management agreement, but only to the extent approved by Lender, and refunds or credits actually paid by such Borrower to Tenants for overpayment of taxes and expenses pursuant to the Leases at such Property, provided that Operating Expenses shall not include (i) Capital Improvement Costs for such Property, (ii) depreciation and other income tax related bookkeeping entries which do not result in the payment of monies, (iii) amounts to be deposited into the Lockbox Account pursuant to this Agreement, (iv) debt service payments on the applicable Loan and other amounts due under the Loan Documents (including, without limitation, the amount of any and all Monthly Impounds), and (v) any expenses related to operations of the such Borrower and not such Property, including, without limitation, asset management and similar fees.

“Permitted Operating Expense Deviations” is defined below in Section 7(b).

“Reconciliation Period” is defined below in Section 5(a).

“REIT Distributions” is defined below in Section 4(a)(ii)(I).

“REIT Triggering Event” means that (i) a Default shall have occurred under Section 4.25, Section 4.26 or Section 5.7 of any of the Mortgages or (ii) an Event of Default shall have occurred under Section 6.10 or Section 6.13 of any of the Mortgages.

“Request for Disbursement” is defined below in Section 4(c).

“Reserve Agreements” means, collectively, the Reserve Agreement (Earnout Reserve), the Reserve Agreement (Initial TI Reserve) and the Reserve Agreement (Ongoing Reserve).

“Reserve Agreement (Earnout Reserve)” means the Reserve Agreement (Earnout Reserve) dated as of March 8, 2011 between Borrowers, Lender and Servicer, as the same may hereafter be amended.

“Reserve Agreement (Initial TI Reserve)” means the Reserve Agreement (Initial TI Reserve) dated as of March 8, 2011 between Borrowers, Lender and Servicer, as the same may hereafter be amended.

“Reserve Agreement (Ongoing Reserve)” means the Reserve Agreement (Ongoing Reserve) dated as of March 8, 2011 between Borrowers, Lender and Servicer, as the same may hereafter be amended.

“Return Event” means the occurrence of the applicable Default Return Event or the DSCR Return Event with respect to any Triggering Event that has occurred.  For the avoidance of doubt, no Return Event may occur with respect to any Triggering Event caused by the occurrence of an Event of Default.

“Scheduled Monthly Payments” is defined below in Section 4(a)(ii)(G).

“Servicing Agreement” means any servicing agreement now existing or hereafter entered into between Lender and Servicer and relating to the Loans, as amended or supplemented from time to time.

“Tenant” and “Tenants” means any tenant or party (other than any Borrower or its permitted successor or assign) that is a party to any Lease.

“Triggering Event” means that either a Default, an Event of Default or a DSCR Triggering Event has occurred.

“Triggering Event Condition” means any period after the occurrence of a Triggering Event and prior to the occurrence of a Return Event.

“Trigger Event Debt Service Coverage Ratio” has the meaning as set forth in each of the Mortgages.

“Triggering Event Waterfall” means the order and priority of distribution set forth in Section 4(a)(ii) below.

2.                                      Appointment of and Grant of Authority to Servicer.

(a)                                 Appointment of Servicer.  The Borrowers hereby irrevocably consent to the appointment of Servicer as the agent of Lender for the purpose of performing the duties and obligations provided for by this Agreement, and in connection therewith, each Borrower hereby grants to Lender and Servicer the following authority and rights subject to the conditions and restrictions regarding such authority and rights as set forth in this Agreement:

(i)                                     to make withdrawals and disbursements from the Lockbox Account in accordance with the terms and conditions of this Agreement;

(ii)                                  to open mail and other documents delivered to Servicer hereunder, whether such mail is addressed to any Borrower, Lender or any other person (provided, however, that Servicer shall forward to the applicable Borrower all mail addressed to such Borrower, exclusive of Checks or other Gross Receipts);

(iii)                               to endorse all Checks in the name of any Borrower, its property manager, or any of its affiliates, or Lender, without recourse to Servicer, Lender or the Borrowers, and to deposit such Checks into the Lockbox Account; and

(iv)                              to disburse amounts on deposit in the Lockbox Account to the persons in the order and priority set forth in this Agreement, and to otherwise carry out the duties and obligations imposed upon Lender or Servicer pursuant to the terms of this Agreement.

(b)                                 Borrower Authorization and Indemnity.  The Borrowers hereby irrevocably and unconditionally authorize Lender and Servicer, and grant to Lender and Servicer, for the term hereof, a continuing, irrevocable, and unconditional power of attorney (which power of attorney is coupled with an interest) in the name of each Borrower, without notice to or further consent or authorization from any Borrower, for the limited purpose to receive, endorse, if necessary (as agent for the payee but without recourse to any Borrower), and forward for collection into the Lockbox Account any and all cash or Checks and to perform such other acts as may be reasonably necessary under the terms of this Agreement in the ordinary course of performing Lender’s or Servicer’s, as the case may be, duties hereunder.  The Borrowers agree, jointly and severally, to indemnify, defend and hold Lender and Servicer harmless from and against any and all claims, actions, liabilities, judgments, costs, and expenses (including reasonable attorneys’ fees) arising out of the exercise of the foregoing power of attorney in accordance with the terms of this Agreement, except that the Borrowers shall not be required to indemnify a party for claims, actions, judgments, costs and expenses resulting from such party’s gross negligence, intentional misconduct, bad faith or breach of this Agreement.

3.                                      Deposit of Cash and Maintenance of Lockbox Account.

(a)                                 Establishment of Accounts.

(i)                                     Lockbox Account; Funds.  On or prior to the date hereof Lender shall establish (or cause Servicer to establish) a separate Lockbox Account that is segregated from all other accounts of Lender or Servicer designated by Lender which shall be: (1) in the name of Lender as secured party of the Borrowers, or (2) if Lender elects in its sole and absolute discretion, in the name of Servicer, for the benefit of and in trust for Lender and its successors and assigns (or as agent of Lender), as secured party of the Borrowers (in which event, Servicer shall hold such funds as Lender’s agent), or (3) if Lender elects in its sole and absolute discretion, in such other name as Lender shall designate that indicates such account is held by Lender or Lender’s agent or trustee as secured party of Borrower (the account or accounts in which the Funds (as hereinafter defined) are held from time to time are hereinafter collectively referred to as the “Lockbox Account”).  Lender shall be permitted to transfer Funds in the Lockbox Account to other accounts or sub-accounts from time to time, including, without limitation, accounts with one or more different depository banks used by Lender or Servicer from time to time, and such additional accounts or sub-accounts shall be subject to the terms of this Section and shall also constitute a part of the Lockbox Account for the purposes of this Agreement.  The funds on deposit in the Lockbox Account from time to time are hereinafter referred to as the “Funds.”

(ii)                                  Excess Cash Subaccount.  Immediately upon the first occurrence of a Triggering Event and at any time thereafter Lender may, or may cause Servicer to, establish an excess cash subaccount into which Cash Flow remaining on each Disbursement Date after application pursuant to Sections 4(a)(ii)(A) through 4(a)(ii)(I) below shall be deposited pursuant to Section 4(a)(ii)(J) below (the “Excess Cash Subaccount”), which Excess Cash Subaccount may, at Lender’s election, be established on a ledger or book-entry basis within the Lockbox Account, and not as a separate account.

(iii)                               Wiring Instructions.  The wiring instructions for the Lockbox Account are as set forth in Exhibit A attached hereto.  Lender may amend Exhibit A from time to time by reasonable, advance written notice to Borrower.

(b)                                 Deposit of Cash and Collection of Gross Revenues; Payment Notices.

(i)                                     Gross Revenues.

(A)                               Each Borrower shall deliver, or to cause the applicable Tenants to deliver, all Gross Revenues to Lender pursuant to this Agreement.

(B)                               Concurrently with the mutual execution and delivery of this Agreement, each Borrower shall deliver to each Tenant, as applicable, a written notice in the form annexed hereto as Exhibit A instructing such Tenant to make all payments of Gross Revenues required pursuant to its Lease directly to the post office box established by the Servicer (if paid by check) or directly to the Lockbox Account (if paid by wire transfer).  Promptly upon execution of any future Lease for any part of any Property, the applicable Borrower shall also deliver, or cause to be delivered, to the Tenant under such Lease an original written notice in such form instructing such Tenant to make all payments of Gross Revenues required pursuant to its Lease directly to the Lockbox Account.  Each such written notice to a Tenant shall be signed by the applicable Borrower and is herein referred to as a “Payment Notice.”  Concurrently with the delivery of any Payment Notice directly by Borrower to Tenant, Borrower shall provide Lender a copy of such Payment Notice.

(C)                               The Payment Notices furnished to the Tenants pursuant to the foregoing and all other persons shall for all purposes be deemed given pursuant to the applicable Mortgage.  Payment Notices shall be deemed sufficient authorization for any such Tenant or other person to make all payments of Gross Revenues directly to the Lockbox Account, and each such Tenant or other person shall be entitled to rely on this Agreement in making such payments and shall have no liability to any Borrower for any Gross Revenues duly and punctually paid to the Lockbox Account in accordance with the terms of such Tenant’s Lease or other agreement.  Borrower shall not give any instructions to any Tenant for any payments that are inconsistent with the requirements of this Agreement or with the Payment Notice delivered to such Tenant.

(D)                               If any Borrower shall receive, directly or indirectly through its managers, agents or partners, any cash or Checks or other payments from any Tenant or other person in payment of Gross Revenues, such Borrower shall immediately endorse (if applicable) and deposit same into the Lockbox Account.

(ii)                                  Capital Proceeds.  Each Borrower shall deposit, or shall cause to be deposited, all Capital Proceeds into the Lockbox Account.

(iii)                               Working Capital Account.  The Borrowers have established an account in the Borrowers’ name and under Borrowers’ sole control (the “Operating Account”) into which any Cash Flow in the amounts set forth and pursuant to Sections 4(a)(i)(B) and 4(a)(ii)(C), 4(a)(ii)(D) and 4(a)(ii)(E) below shall be deposited.

Any funds that are transferred into the Operating Account pursuant to this Agreement, or otherwise, may be withdrawn by any Borrower from time to time and applied first toward the payment of Operating Expenses (to the extent then due and payable), debt service and other payments then due and payable under the Loan Documents and Capital Improvement Costs then due and payable (or budgeted as a reserve) before being applied to any other purpose, unless required otherwise pursuant to the Loan Documents.  Wiring instructions for Borrowers’ Operating Account are attached hereto as Exhibit B.  The Borrowers may amend Exhibit B from time to time by reasonable advance written notice to Lender and Servicer.

(c)                                  Disbursement Authority.  Only Lender or Servicer, or persons designated by Lender or Servicer, in each case in its sole discretion, shall have the authority to make withdrawals or disbursements from the Lockbox Account, and no Borrower shall have any right to withdraw or otherwise transfer funds from the Lockbox Account, to close the Lockbox Account, or to otherwise modify or exercise any authority over the Lockbox Account, or any funds on deposit therein.

(d)                                 Authority Over Accounts.  Notwithstanding anything to the contrary in the Loan Documents, Servicer is not, and shall not be deemed to be, Lender’s agent in any capacity other than as the holder of the Funds on behalf of Lender.  Only Lender or Servicer, or persons designated by Lender or Servicer, in each case in its sole discretion, shall have the authority to make withdrawals or disbursements from the Lockbox Account, and no Borrower shall have any right to withdraw or otherwise transfer funds from the Lockbox Account, to close the account in which the Lockbox Account is held, or to otherwise modify or exercise any authority over the Funds or Lockbox Account.  However, during the term of the Loans, the Borrowers shall have “viewing access,” only, with respect to such Lockbox Account, but only to the extent permitted by the depository bank at which the Lockbox Account is maintained.

(e)                                  Investment of Funds.  Lender (or Servicer) shall hold, or cause to be held, the Funds in the Lockbox Account, with the Borrowers, jointly and severally, assuming all risk of investment loss (except losses due to the gross negligence or willful misconduct of Lender or Servicer).  Each account in which the Funds or any portion thereof is maintained shall be a federally insured, non interest-bearing account (provided that it shall not be required that any such account be 100% federally insured).  The Funds shall constitute collateral for Borrowers’ obligations under the Loan Documents, shall always be maintained by Servicer in a separate, segregated account and may not be commingled with other monies held by Lender or Servicer, but shall not constitute a trust fund for the Borrowers or any of them.  Notwithstanding the foregoing, if the Borrowers request that the Lockbox Account be an interest bearing account, and provided that the Lender and Servicer are able to reissue a Federal 1099 Form to credit the interest income on such interest bearing Lockbox Account to the Borrowers, then (i) all interest earned from time to time on the Funds shall be added to and shall become a part of the Funds, (ii) all such interest income shall be reported for federal and, if applicable, state income tax purposes, as income of, and taxable to, the Borrowers, and (iii) the Borrowers shall supply to Lender and Servicer all documents and information reasonably requested by Lender or Servicer in connection with the investment of such Funds, including, without limitation, W 9 forms and Borrowers’ taxpayer identification numbers.

4.                                      Administration of Accounts; Disbursement Procedure and Priority.

(a)                                 Application of Cash Flow.

(i)                                     In Absence of Triggering Event Condition.  Subject to Section 4(a)(ii) and 4(a)(iii) below, on each Disbursement Date during any period in which a Triggering Event Condition is not then continuing, Lender shall (or shall cause Servicer to) allocate, disburse and/or retain, as applicable, Cash Flow then on deposit in the Lockbox Account determined as of the Cut-Off Date immediately preceding such Disbursement Date, in the following order and priority:

(A)                               to Servicer in payment of any fees and expenses incurred by Servicer pursuant to Section 9 of this Agreement; and

(B)                               to the Operating Account.

(ii)                                  During a Triggering Event Condition.  On each Disbursement Date during the continuance of a Triggering Event Condition or as otherwise permitted pursuant to Section 4(a)(iii) below, Lender, at its sole option and in its sole and absolute discretion, may (or may cause Servicer to) immediately cease disbursing Cash Flow pursuant to Section 4(a)(i) above and to immediately commence allocating, disbursing and/or retaining, as applicable, Cash Flow then on deposit in the Lockbox Account (including any Funds then on deposit in the Excess Cash Subaccount), determined as of the Cut-Off Date immediately preceding such Disbursement Date, in the following order and priority.  For the avoidance of doubt, notwithstanding that a Triggering Event Condition is then continuing, Lender may, at its option and in its sole and absolute discretion, nonetheless continue to disburse (or cause Servicer to disburse) Cash Flow pursuant to Section 4(a)(i) above.

(A)                               to Servicer in payment of any fees and expenses incurred by Servicer pursuant to Section 9 of this Agreement;

(B)                               to Lender, or Lender’s account, in payment of the Monthly Impounds;

(C)                               to the Operating Account to pay, in an amount equal to Budgeted Operating Expenses for the calendar month in which the applicable Disbursement Date occurs, less any Operating Expense Overpayment set forth in the applicable semi-annual reconciliation report approved by Lender (if any); provided that such Operating Expenses are not included within any of the other disbursements previously listed in this Section 4;

(D)                               if approved by Lender pursuant to the provisions of Section 4(c) below, to the Operating Account in an amount for Capital Improvement Costs which have been submitted by Borrower to Lender in a Request for Disbursement as may be approved by Lender, in whole or in part, in accordance with the terms of such Section 4(c);

(E)                                to the Operating Account, in an amount equal to the Borrower Funded Operating Shortfall set forth in the applicable semi-annual reconciliation report approved by Lender (if any), but only to the extent such Borrower Funded Operating Shortfall has not previously been disbursed to Borrower;

(F)                                 to Lender, or Lender’s account, in payment of any late charges, default interest and other sums then due and payable, or previously due but unpaid, under any of the Notes or the other Loan Documents (other than the Scheduled Monthly Payments and the Monthly Impounds) and to repayment of any advances, costs, expenses or other payments (other than the Scheduled Monthly Payments and the Monthly Impounds) owing by Borrower to Lender under the Mortgages or other Loan Documents (collectively, the “Additional Amounts”);

(G)          to Lender, or Lender’s account, in payment of the regularly scheduled monthly payments of debt service then due under each of the Notes (collectively, the “Scheduled Monthly Payments”);

(H)                              any amount required to be funded in accordance with the Reserve Agreements;

(I)                                   provided that (i) the Trigger Event Debt Service Coverage Ratio for each Property shall be greater than or equal to 1.1 to 1.0, (ii) if the only Triggering Event is a REIT Triggering Event and the applicable Borrower or Borrowers is/are diligently pursuing the cure of such REIT Triggering Event, and (iii) there exists no other Default or Event of Default under any of the Notes, Mortgages or other Loan Documents, to Borrowers, for the sole purpose of making distributions to the shareholders of Guarantor to maintain the qualification of Guarantor as a real estate investment trust under the provisions of Sections 856, et seq. of the United States Internal Revenue Code of 1986, as amended, and the regulations issued thereunder (the “REIT Distributions”) (for the avoidance of doubt, Guarantor is guaranteeing the amount of any losses, damages and costs suffered by Lender as a result of Borrowers’ making any REIT Distributions in accordance with this Section 4(a)(ii)(I) following a REIT Triggering Event, pursuant to and in accordance with the Guaranty and Section 18(a)(ix) of each of the Notes; provided, however, in no event shall such amount exceed the amount of such REIT Distributions distributed to Borrower under this Section 4(a)(ii)(I); and

(J)                                   the balance, if any, to be deposited into the Excess Cash Subaccount.

(iii)                               Triggering Events.  After the occurrence of a Triggering Event for which Lender, in its sole and absolute discretion, has (or has caused Servicer to) disbursed Cash Flow pursuant to the Triggering Event Waterfall, Lender shall (or shall cause Servicer to) resume disbursing Cash Flow pursuant to Section 4(a)(i) above within the later of (A) five (5) Business Days following the occurrence of all applicable Return Events, or (B) the first Disbursement Date following the occurrence of all applicable Return Events.  Notwithstanding the foregoing, Lender shall have no obligation to resume (or to cause Servicer to resume) disbursing Cash Flow pursuant to Section 4(a)(i) above if either (1) during the applicable Triggering Event Condition, any additional Triggering Event has occurred and is continuing, or (2) the disbursement order and priority set forth in the Triggering Event Waterfall has theretofore been triggered and commenced an aggregate of three (3) times.

(iv)                              Sufficiency of Funds.  The Borrowers shall, jointly and severally, be obligated to pay out of its own funds such fees due pursuant to Section 9 below, Additional Amounts, Scheduled Monthly Payments, Operating Expenses and Monthly Impounds, if Funds available in the Lockbox Account and allocable to such amounts are insufficient to pay the same as and when the same become due.  Subject to Section 4(e) below, during any period in which Cash Flow is disbursed pursuant to the Triggering Event Waterfall, if the amount of Funds on deposit in the Lockbox Account on each Disbursement Date, plus any additional amounts paid by Borrower pursuant to this Section 4(a)(iv) or Section 7(b) below, shall be sufficient to pay, and are available and allocable from the Lockbox Account (or are otherwise provided by the Borrowers pursuant to this Section 4(a)(iv) or Section 7(b) below) to pay all Additional Amounts, Scheduled Monthly Payments and Monthly Impounds due on such Disbursement Date, then such circumstance shall constitute timely performance of Borrower’s obligations to make the applicable required payments of Additional Amounts, Scheduled Monthly Payments and Monthly Impounds due on such Disbursement Date under each of the Notes and the other Loan Documents.

(b)                                 Capital Proceeds.  Except as provided otherwise in any of the Loan Documents, Capital Proceeds will be held by Servicer and applied pursuant to the terms of the Mortgages.

(c)                                  Disbursements from Excess Cash Subaccount.  If any Funds are then available in the Excess Cash Subaccount in excess of those amounts required by Lender, in Lender’s sole discretion, to make the disbursements set forth in Sections 4(a)(ii)(A) through 4(a)(ii)(I) for any period established therefor by Lender, and the Borrowers desire to request that all or any portion of such Funds be used to pay Capital Improvement Costs, then the Borrowers shall contact Lender and request a disbursement of Funds from the Excess Cash Subaccount to pay such Capital Improvement Costs (each a “Request for Disbursement”), at which time Lender will inform the Borrowers of Lender’s then-existing and customary draw request requirements and conditions which need to be complied with by the Borrowers in connection with such Request for Disbursement and, upon compliance therewith by the Borrowers, Lender will review, process, approve and/or disapprove, in whole or in part, Borrowers’ Request for Disbursement in accordance with such requirements and conditions, provided however that Lender may deny any such Request for Disbursement in its sole discretion for any reason or no reason at all.  Without limiting the foregoing, disbursements hereunder shall additionally be subject to the Borrowers satisfying the terms and conditions for such disbursements set forth in the applicable Reserve Agreement, and no disbursements shall be made hereunder for capital improvements or tenant improvement costs or leasing commissions until the full amount available for such purposes under the applicable Reserve Agreement, shall have been fully disbursed.

(d)                                 Balance Remaining in Lockbox Account.  Subsequent to each Disbursement Date, all Funds (if any) remaining in the Lockbox Account after application pursuant to Section 4(a) above shall remain a part of the Lockbox Account as security for the full and timely payment and performance of the Secured Obligations until such time as the Secured Obligations have been fully satisfied, at which time the balance, if any, of the Lockbox Account shall be disbursed to the Borrowers in accordance with Section 28 below.  Notwithstanding the foregoing, however, Capital Proceeds shall be disbursed pursuant to Section 4(b) above.

(e)                                  Application During Event of Default.  Notwithstanding anything to the contrary contained herein, in addition to exercising any or all of its other rights and remedies under the Loan Documents or applicable law, during the existence of an Event of Default, Lender may, at its option (i) direct Servicer in writing, to pay over to Lender all or any part of the Funds in the Lockbox Account specified by Lender in such written direction, without demand or notice to any Borrower, (ii) setoff or recoup or otherwise apply all or any part of the Funds in the Lockbox Account against all or any part of the Loans (whether matured, unmatured, due or not yet due), in such order and priority as Lender shall determine in its sole and absolute discretion, (iii) apply all or any part of the Funds in the Lockbox Account to satisfy any of the other obligations of the Borrowers, or any of them, under the Loan Documents, and/or (iv) hold all or any part of the Funds as additional cash collateral for the Loans without applying the same pursuant to clauses (i) through (iii) above and without any obligation to disburse any or all of such Funds pursuant to Sections 4(a) or 4(b) above.  Promptly after receiving such written direction, Servicer shall pay over to Lender all of the Funds in the Lockbox Account or the part thereof specified in such written direction, as the case may be.

(f)                                   Extension Term.  If Lender elects to extend the term of any of the Loans for the Extension Term as provided in each of the Notes, then for so long as this Agreement is in effect, the terms of this Agreement shall control and apply in lieu of the provisions of Sections 2(d) through (k), inclusive, of each of the Notes, and Funds will be held and disbursed hereunder as if an Event of Default has occurred and is continuing and Lender has determined that a Triggering Event Condition exists with respect to such Event of Default.

5.                                      Semi-Annual Reconciliations.  During any period during which Cash Flow is applied pursuant to the Triggering Event Waterfall:

(a)                                 Delivery of Reconciliation Report.  Within sixty (60) calendar days after the end of the second and fourth calendar quarter of each year (each six-month period being hereinafter referred to as a “Reconciliation Period”), or partial Reconciliation Period with respect to the first Reconciliation Period ending after the first occurrence of a Triggering Event, the Borrowers shall prepare and deliver to Lender and Servicer for Lender’s approval, a reasonably detailed reconciliation report certified as true and correct by officers of the Borrowers or the manager of the Borrowers, in form reasonably satisfactory to Lender, and containing the information required pursuant to Section 5(b) below.  Within thirty (30) calendar days after receipt thereof, Lender shall either approve or disapprove such reconciliation report.

(b)                                 Contents of Reconciliation Report.  The following information must be included in each reconciliation report for each Reconciliation Period:

(i)                                     a calculation of all actual Operating Expenses paid by the Borrowers, or any of them, during such Reconciliation Period, compared to all disbursements for Operating Expenses made pursuant to Section 4(a)(ii)(C) during such Reconciliation Period;

(ii)                                  a reconciliation of actual Operating Expenses against Budgeted Operating Expenses and an itemization and reasonably detailed description of any and all Permitted Operating Expense Deviations and other amounts for Operating Expenses paid by the Borrowers, or any of them, during such Reconciliation Period;

(iii)                               upon Lender’s request, invoices or other evidence reasonably satisfactory to Lender evidencing the actual Operating Expenses, and Permitted Operating Expense Deviations and other amounts for Operating Expenses paid by the Borrowers, or any of them, during such Reconciliation Period;

(iv)                              a certification by the Borrowers that such actual Operating Expenses were incurred and paid and were either in respect of Budgeted Operating Expenses, Permitted Operating Expense Deviations or Operating Expenses which were actually paid by Borrower pursuant to Section 4(a)(iv) or 7(b) hereof, that any Emergency Expenditures incurred were necessary in Borrowers’ reasonable discretion, that any Non-Discretionary Expenses incurred were required non-discretionary expenditures, and that any other Permitted Operating Expense Deviations were approved by Lender;

(v)                                 a calculation of any Permitted Operating Expense Deviations that were funded not out of disbursements into the Operating Account from the Lockbox Account pursuant to Section 4(a) above, but by the Borrowers, or any of them, out of other amounts in the Operating Account or otherwise (such amount being referred to as the “Borrower Funded Operating Shortfall”);

(vi)                              a calculation of the amount (if any) by which all disbursements made pursuant to Section 4(a)(ii)(C) above during such Reconciliation Period exceeded the actual Operating Expenses and Permitted Operating Expense Deviations (such amount, the “Operating Expense Overpayment”); and

(vii)                           a reconciliation of actual Gross Revenues and Gross Receipts against (A) the projected Gross Revenues and Gross Receipts that were reflected in the Approved Budget, and (B) amounts actually remitted to the Lockbox Account.

(c)                                  Operating Expense Shortfalls and Overpayments.

(i)                                     If Lender approves the reconciliation report delivered by the Borrowers pursuant to the terms of this Section 5, then (A) on the Disbursement Date first occurring after Lender’s approval of such reconciliation report, an amount equal to the Borrower Funded Operating Shortfall shall be disbursed to the Operating Account out of Cash Flow available for disbursement pursuant to Section 4(a)(ii)(E) above, or (B) no later than thirty (30) days after Lender notifies the Borrowers in writing of the Operating Expense Overpayment, the Borrowers shall deposit the amount of such Operating Expense Overpayment into the Lockbox Account in immediately available funds for disbursement together with any and all other Cash Flow on deposit in the Lockbox Account as of such Disbursement Date.

(ii)                                  If the Borrowers fail to deposit the Operating Expense Overpayment into the Lockbox Account within such thirty (30) day period, Lender may, in its sole and absolute discretion, deduct the amount of the Operating Expense Overpayment from any amounts that would otherwise be disbursed to any Borrower pursuant to Section 4(a)(ii)(C) above.

(iii)                               Notwithstanding anything to the contrary in this Agreement, any disbursements to the Operating Account to be made pursuant to Section 5(c)(i)(A) above shall be limited solely to the amount of Cash Flow available for distribution pursuant to Section 4(a)(ii)(E) above.

6.                                      Operating Reports and Financial Statements.

(a)                                 Trigger Event Debt Service Coverage Ratio Reports.  Within fifteen (15) Business Days following the end of each calendar quarter, the Borrowers shall provide to Lender and Servicer all financial statements and/or other reports reasonably required by Lender or Servicer to calculate, as of the last day of such calendar quarter, the Trigger Event Debt Service Coverage Ratio.

(b)                                 Books and Records.  The Borrowers shall keep and maintain at all times full and accurate books of account and records relating to its ownership and operation of each Property, including, but not limited to, records adequate to correctly reflect all items required in order to determine all Gross Receipts, Gross Revenues, Operating Expenses, Capital Improvement Costs and other matters contemplated by this Agreement.  All such books and records shall be kept at the offices of the Borrowers and Lender shall have the right to inspect, copy and audit such books of account and records, during reasonable business hours, and upon reasonable notice to the Borrowers, whether such books and records are in the possession of any Borrower or any agent of any Borrower.

(c)                                  Additional Information.  At any time and from time to time upon reasonable request and reasonable notice by Lender or Servicer, the Borrowers shall provide Lender with copies of all bank statements, invoices, cancelled checks and other information relating to any accounts maintained by the Borrowers, or any of them, any asset manager or any property manager with respect to each Property in each such case, and all payments and disbursements therefrom.

7.                                      Budget.

(a)                                 Delivery and Approval of Budget.  Within ten (10) Business Days after demand made by Lender to the Borrowers during any period in which Cash Flow is being applied pursuant to the Triggering Event Waterfall, and on or before December 1st of each calendar year, the Borrowers shall deliver to Lender a proposed revenue and expense budget for each Property for the immediately succeeding calendar year (or portion thereof, as applicable, when referring to the initial budget to be submitted in connection with Lender’s demand above).  Such budget shall set forth Borrowers’ projection of Gross Revenues, Operating Expenses and Capital Improvement Costs for the applicable calendar year (or portion thereof with respect to the first budget) in respect of each Property.  All budgets shall be subject to Lender’s reasonable approval.  Lender shall approve or disapprove a proposed budget submitted by the Borrowers within ten (10) Business Days after Lender’s receipt thereof.  Once a proposed budget has been reviewed and approved by Lender, and the Borrowers have made all reasonable revisions requested by Lender, if any, the revised budget shall be delivered to Lender and shall thereafter become the budget for each Property hereunder (the “Approved Budget”) for the applicable calendar year.

If Borrower and Lender are unable to agree upon an Approved Budget for any calendar year (or portion thereof, as applicable), the Approved Budget for each Property for the preceding calendar year shall be considered the interim approved budget (the “Interim Budget”) for such Property for the subject calendar year (or portion thereof, as applicable) until Borrower and Lender agree upon an Approved Budget for such calendar year (or portion thereof, as applicable); provided, however, that the following adjustments shall be made to the previous calendar year’s Approved Budget for purposes of determining the Interim Budget for the current calendar year (or portion thereof) before Lender and the Borrowers agree upon the Approved Budget in respect of each Property for the current calendar year (or portion thereof):  (i) rent payable by Tenants pursuant to Leases shall be included in the Interim Budget in the amounts required from the Tenants pursuant to their Leases, (ii) property management fees shall be included in the Interim Budget in the same percentage of rents as in the previous year, (iii) extraordinary items such as, but not limited to, special assessments that do not require continuing payments shall be excluded, (iv) Non-Discretionary Expenses shall be included in the Interim Budget in the actual amounts incurred during the last calendar year, and (v) Capital Improvement Costs shall not be included in the Interim Budget except to the extent that Borrower shall have previously committed to pay such Capital Improvement Costs, Lender determines in Lender’s reasonable discretion that such Capital Improvement Costs were committed to by Borrower in good faith and not as an attempt to manipulate the budget process described herein, and Lender had previously approved disbursements for such Capital Improvements, or portions thereof, pursuant to Section 4(c) above.  In addition, notwithstanding any other term or provision of this Agreement, during any calendar year (or portion thereof) in which an Approved Budget is required hereunder, the Borrowers shall not be entitled to receive any disbursements into the Operating Account pursuant to Section 5(c)(i) until and unless Lender and Borrower have agreed upon an Approved Budget (and not an Interim Budget) for the then-current calendar year (or portion thereof, as applicable).

(b)                                 Operation in Accordance with Budget; Permitted Deviations.  The Borrowers shall use commercially reasonable efforts to operate each Property in accordance with the Approved or Interim Budget (as applicable) for the applicable calendar year (or portion thereof).  Notwithstanding the foregoing, the Borrowers are permitted to deviate from the Approved or Interim Budget (as applicable) to the extent necessary for Emergency Expenditures, Non-Discretionary Expenses, or if not for Emergency Expenditures and Non-Discretionary Expenses, then as otherwise approved by Lender in its sole and absolute discretion (such permitted deviations referred to as the “Permitted Operating Expense Deviations”).  Nothing herein shall prevent any Borrower from making any payment with respect to any Property as determined by such Borrower to be necessary or appropriate to protect such Property or such Borrower’s interest therein, whether or not Lender shall approve of the same.

8.                                      Grant of Security Interest.

(a)                                 Each Borrower hereby grants to Lender a security interest in the Collateral (as hereinafter defined) to secure the timely payment and performance by each Borrower of the Secured Obligations.  The term “Collateral” means all Funds, all money or cash from time to time on deposit in the Lockbox Account, all Borrowers’ right, title and interest in and to the Lockbox Account and the Funds; all proceeds and all rights to payment from the Lockbox Account and the Funds; all interest accruing thereon; any certificates, instruments and securities or other “investment property” (as defined in the Uniform Commercial Code of the state in which the Property is located), if any, representing the Funds; all claims, demands, general intangibles, choses in action and other rights or interests of each Borrower in respect of the Lockbox Account and the Funds; any increases, renewals, extensions, substitutions and replacements thereof; and all proceeds of the foregoing.  To the extent Lender’s security interest in any portion of the Collateral may be perfected by possession thereof, Lender shall be deemed to be in possession of the same by virtue of Servicer holding the Collateral as Lender’s agent and for Lender’s benefit in accordance with this Agreement.

To the extent Lender’s security interest in any portion of the Collateral may be perfected by control thereof, Lender shall be deemed to be in control of the same by virtue of Servicer, in its capacity as Lender’s agent with respect to the Collateral, being a customer of the bank in which Servicer holds the Collateral.  Each Borrower hereby represents and warrants to Lender that as of the date hereof, the Collateral is free and clear of all liens, encumbrances and claims of any party, except for the security interest and rights of Lender granted hereunder.  Except for the liens, encumbrances and security interests granted to Lender hereunder and under the Loan Documents, no Borrower shall create or permit the creation of any lien, encumbrance of security interest in or to the Collateral during the term of the Loans for so long as such Collateral is held by Lender, or by Servicer as agent for Lender, hereunder.

(b)                                 At its option, Lender may notify the financial institution that holds the Lockbox Account of Lender’s security interest in such account.  Each Borrower hereby authorizes Lender to file such financing statements in such locations as Lender deems reasonably necessary to perfect its security interest in the Collateral, and each Borrower hereby agrees to execute such other documents as Lender may reasonably request to perfect the rights assigned and the security interest granted by this Agreement, and shall pay the cost of filing such financing statements in such offices in such jurisdictions as Lender may reasonably require.

(c)                                  Lender and each Borrower hereby acknowledge that upon the filing of a bankruptcy petition by or against any Borrower under the United States Bankruptcy Code (“Bankruptcy Code”), the Collateral (whether collected or uncollected, or then due or becoming due thereafter) shall be deemed not to be property of the such Borrower’s bankruptcy estate within the meaning of Section 541 of the Bankruptcy Code.  In the event, however, that a court of competent jurisdiction determines that, notwithstanding the foregoing characterization of the Collateral by any Borrower and Lender, the Collateral does constitute property of such Borrower’s bankruptcy estate, then Lender and such Borrower hereby further acknowledge that all such Collateral, whether due and payable before or after the filing of the petition, is, and shall be, cash collateral of Lender pursuant to Section 363 of the Bankruptcy Code.  Each Borrower acknowledges that Lender does not consent to any Borrower’s use of such Collateral (except to the extent expressly provided for in this Agreement or ordered by a United States bankruptcy court) and that, in the event Lender elects (in its sole discretion) to give consent to such use, such consent shall only be effective if given in writing and if provided to Servicer.  Except as provided in the immediately preceding sentence, no Borrower shall have any right to use or apply or to require the use or application of such Collateral (i) unless such Borrower shall have received a court order authorizing the same, and (ii) such Borrower shall have provided such adequate protection to Lender as shall be required by the bankruptcy court.

9.                                      Fees and Expenses; Administration by Servicer.  The Borrowers shall, jointly and severally, (a) pay all reasonable third party out-of-pocket fees and expenses incurred by Lender (including servicing fees) or Servicer in connection with disbursements under this Agreement, the establishment and maintenance of any interest-bearing segregated bank accounts as may be required or permitted under this Agreement, or the documentation thereof, including, but not limited to, reasonable attorneys’ fees and costs and bank fees and charges, and (b) execute and deliver all documents reasonably requested by Lender to evidence and secure the Secured Obligations following any such disbursements.

Without limiting the foregoing, each Borrower acknowledges and agrees that Lender may delegate the administration and review of requests for disbursement (including, without limitation, review of any and all materials submitted by the Borrowers in connection with such request and preparation of written reports to Lender summarizing such materials and recommending whether the request should be granted) to Servicer, that Lender may cause Servicer to open and maintain any bank accounts described herein on behalf of or in Lender’s name, and that the Borrowers shall, jointly and severally pay all fees and expenses in connection therewith.  The Borrowers shall jointly and severally indemnify and hold harmless Lender from and against any liability to Servicer in respect of such fees and expenses.

10.                               Notices.  All notices or instructions required or permitted to be given under this Agreement shall be in writing, and delivered in accordance with the notice provisions set forth in the applicable Mortgage.

11.                               Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.  All legal proceedings arising under this Agreement shall take place in a state or federal court serving the County of Westchester, Town of Port Chester, State of New York.  The parties waive the right to assert that such court is located in an inconvenient forum.

12.                               Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute the same agreement.

13.                               Further Assurances.  Each Borrower shall cooperate with Lender and its Servicer and shall execute and deliver, or cause to be executed and delivered, all such other documents and instruments, and shall take all such other action that Lender may reasonably request from time to time in order to accomplish and satisfy the provisions and purposes of this Agreement (including, without limitation, any actions reasonably necessary to accomplish the grant to Lender of a first priority security interest in the Collateral and the perfection thereof).

14.                               Liability of Lender and Servicer.  Lender and Servicer shall have no liability to any Borrower for any losses which may be incurred as a result of the deposits held in the Lockbox Account (except any losses which may be incurred by Borrower as a result of the gross negligence or willful misconduct of Lender or Servicer).  The powers conferred on Lender and Servicer hereunder with respect to such Lockbox Account are solely to protect Lender’s interest in the Funds in such Lockbox Account.

15.                               Events of Default; Remedies.  The occurrence and continuation of any one or more of the following events shall constitute an “Event of Default” under this Agreement and under each other Loan Document:

(a)                                 If (i) any Borrower spends or uses any Funds disbursed to it from the Lockbox Account in violation of the terms and conditions of this Agreement or the Loan Documents or fails to perform any of the terms and conditions of this Agreement with respect to a monetary obligation under this Agreement and (ii) Borrower fails to cure such violation or failure to perform within five (5) days following written notice from Lender or Servicer of such violation or failure to perform; or

(b)                                 If any Borrower fails to perform any of the terms and conditions of this Agreement and if such failure is with respect to a non-monetary obligation under this Agreement, and such failure is not cured within thirty (30) days following receipt by any Borrower of written notice thereof from Lender (provided that if the default is not curable within thirty (30) days, but such Borrower commences to cure within such 30-day period and diligently proceeds to cure, then such Borrower shall have up to one hundred twenty (120) additional days after such 30-day period to cure); or

(c)                                  The occurrence of any “Event of Default” as such term is defined in the Mortgages or any of the other Loan Documents.

Upon the occurrence of an Event of Default, Lender shall be entitled to exercise any and all rights and remedies available to Lender under this Agreement, the Mortgages, the Loan Documents, at law, and in equity.

16.                               Limitation of Liability of Servicer.  Servicer shall not be responsible or liable in any manner whatsoever for the correctness, genuineness or validity of any document or instrument, or any signature thereon, deposited with or delivered to Servicer pursuant to this Agreement, except for acts or omissions resulting from Servicer’s gross negligence, intentional misconduct or bad faith.

17.                               Certification.  All statements and reports required hereunder of any Borrower shall be certified by the authorized representative of such Borrower that has primary responsibility for the asset management or financial reporting obligations for the applicable Property as having been prepared in accordance with the terms of this Agreement and to be true, accurate and complete in all material respects.  All statements required under this Agreement shall be in addition to any other financial or operating statements required by Lender from any Borrower pursuant to the Mortgages or any other Loan Document.

18.                               Replacement of Servicer.  Lender may, by written notice to Servicer and the Borrowers, appoint a successor servicer to act under this Agreement.  Each Borrower hereby irrevocably authorizes Lender to make any such appointment that Lender deems reasonably advisable, subject to the terms hereof and the terms of the Loan Documents, and each Borrower hereby irrevocably consents and agrees to any such appointment.  Neither the resignation nor the removal of any Servicer hereunder shall release, discharge or satisfy any of the Borrowers’ obligations under this Agreement.

19.                               Changes, Waivers, Etc.  Neither this Agreement nor any provision hereof may be changed, waived, released, discharged, withdrawn, revoked or terminated orally, or by any action or inaction.  In order to be effective and enforceable, any such change, waiver, release, discharge, withdrawal, revocation or termination must be evidenced by a written document or instrument signed by the party against which enforcement of such change, waiver, release, discharge, withdrawal, revocation or termination is sought, and then shall be effective and enforceable only to the extent specifically provided in such document or instrument.

20.                               Severability.  All rights and remedies provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable law and are intended to be limited to the extent necessary to avoid rendering this Agreement invalid, illegal or unenforceable.  In the event that any of the provisions of this Agreement shall be deemed invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall in no way be affected, prejudiced or disturbed thereby.

21.                               Meanings of Certain Terms.  Each reference in this Agreement to any gender shall be deemed also to include any other gender, and the use in this Agreement of the singular shall be deemed also to include the plural and vice versa, unless the context requires otherwise.  As used in this Agreement, the term “person” means and refers to any and all individuals, sole proprietorships, partnerships, joint ventures, associations, trusts, estates, business trusts, limited liability companies, corporations (non profit or otherwise), financial institutions, governments (and agencies, instrumentalities and political subdivisions thereof), and other entities and organizations.

22.                               Headings, Recitals, Exhibits.  The headings and captions of the Sections, paragraphs and other subdivisions of this Agreement are for convenience of reference only, are not to be considered part of this Agreement and shall not limit, expand or otherwise affect any of the provisions of this Agreement.  The Exhibits attached hereto are incorporated in and made a part of this Agreement by this reference.

23.                               Binding Effect.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.  Each reference in this Agreement to the Borrowers or any Borrower, Lender, or Servicer shall be deemed also to include the successors and assigns of such party.  Nothing set forth in this Section shall be deemed or construed to create, recognize or allow any assignment or transfer rights not otherwise provided for in this Agreement.

24.                               Exclusive Benefit.  This Agreement and the obligations of Lender, the Borrowers or any of them and Servicer hereunder are and at all times shall be deemed to be for the exclusive benefit of such parties and their respective successors and permitted assigns.  Nothing set forth herein shall be deemed to be for the benefit of any other person.

25.                               Waiver of Jury Trial.  TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, NEITHER THE BORROWERS OR ANY OF THEM, SERVICER NOR LENDER (NOR ANY SUCCESSOR OR ASSIGN OF ANY OF THEM) SHALL SEEK A JURY TRIAL IN ANY ACTION BASED UPON OR ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT, THE LOANS, THE MORTGAGES OR ANY OF THE LOAN DOCUMENTS, ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY COLLATERAL FOR THE LOANS OR THE SECURED OBLIGATIONS.  TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, THE BORROWERS, SERVICER AND LENDER EACH HEREBY IRREVOCABLY AND EXPRESSLY WAIVE ANY AND ALL RIGHT TO ANY SUCH JURY TRIAL AND AGREE THAT NO SUCH ACTION WITH RESPECT TO WHICH A JURY TRIAL HAS BEEN WAIVED SHALL BE SOUGHT TO BE CONSOLIDATED WITH ANY OTHER ACTION WITH RESPECT TO WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED.  THIS SECTION HAS BEEN FULLY DISCUSSED BY THE BORROWERS, SERVICER AND LENDER, EACH OF WHOM HAS BEEN REPRESENTED BY COUNSEL, AND THIS SECTION SHALL NOT BE SUBJECT TO ANY EXCEPTIONS.

26.                               Cumulative Remedies.  The rights, powers, authorities, remedies, interests and benefits conferred upon the Lender by this Agreement are intended to supplement, and be in addition to (and shall not in any way replace, supersede, amend, limit or restrict), the rights, powers, authorities, remedies, interests, and benefits conferred by the Loan Documents.

27.                               No Mortgagee In Possession, No Joint Venture.  Each Borrower agrees that neither Lender nor Servicer is a mortgagee in possession with respect to any Property and that this Agreement does not create any obligation on the part of Lender or Servicer to manage or operate any Property or give Lender or Servicer any control over any Property; it being agreed that the obligation to manage and operate and the right to control each Property remains with the Borrowers.  The relationship between Lender and the Borrowers is that of creditor and debtor and not that of partners or joint venturers.  Each Borrower agrees that neither Lender nor Servicer shall have any fiduciary obligations or trust obligations with respect to managing or operating any Property.

28.                               Payment of Secured Obligations.  Upon payment and performance in full of all of the Secured Obligations, Lender shall cause any amounts then held in the Lockbox Account to be remitted to the Borrowers and will execute and deliver such documents reasonably requested by the Borrowers, at no out of pocket cost to Lender, to permit the Borrowers to obtain control of the Funds or otherwise terminate this Agreement.

29.                               Loan Document.  This Agreement constitutes one of the “Loan Documents” for all purposes and in respect of each of the Mortgages.

30.                               Indemnification.  The Borrowers agree, jointly and severally, to indemnify, defend and hold Lender and Servicer harmless from and against any and all claims, actions, liabilities, judgments, and all out of pocket costs, and expenses (including reasonable attorneys’ fees) actually incurred by Lender arising out of this Agreement, except that the Borrowers shall not be required to indemnify a party for claims, actions, judgments, costs and expenses resulting from such party’s gross negligence, intentional misconduct or bad faith.

31.                               Termination.  If the Servicing Agreement is terminated pursuant to the terms thereof with respect to the servicing of the Loans, the duties and obligations of the named Servicer hereunder shall be simultaneously terminated, whereupon Lender shall promptly appoint a replacement Servicer (which may, at Lender’s election, be Lender itself).  Termination of the Servicer pursuant to this Section or as otherwise provided herein, shall be without prejudice to any rights of Lender or Servicer hereunder or under the Servicing Agreement which may have accrued through the date of termination.

32.                               Obligations are Joint and Several.  The Borrowers are jointly and severally liable for all of the obligations of the Borrowers hereunder; (ii) all representations, warranties, and covenants made by any Borrower shall be deemed representations, warranties, and covenants of each of the Borrowers; (iii) any breach, Default or Event of Default by any Borrower shall be deemed to be a breach, Default, or Event of Default of each Borrower; and (iv) any reference herein contained to the knowledge or awareness of any Borrower shall mean the knowledge or awareness of each Borrower.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

BORROWERS:

WU/LH 15 EXECUTIVE L.L.C.,
a Delaware limited liability company

By:	GTJ REALTY, LP, a Delaware limited partnership its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company, its general partner

		By:	GTJ REIT, INC., a Maryland corporation, its sole member

			By:	/s/ David Oplanich
			Name:	David Oplanich
			Title:	CFO

WU/LH 35 EXECUTIVE L.L.C., a Delaware limited liability company

By:	GTJ REALTY, LP, a Delaware limited partnership its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company, its general partner

		By:	GTJ REIT, INC., a Maryland corporation, its sole member

			By:	/s/ David Oplanich
			Name:	David Oplanich
			Title:	CFO

WU/LH 22 MARSH HILL L.L.C., a Delaware limited liability company

By:	GTJ REALTY, LP, a Delaware limited partnership its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company, its general partner

		By:	GTJ REIT, INC., a Maryland corporation, its sole member

			By:	/s/ David Oplanich
			Name:	David Oplanich
			Title:	CFO

WU/LH 470 BRIDGEPORT L.L.C., a Delaware limited liability company

By:	GTJ REALTY, LP, a Delaware limited partnership its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company, its general partner

		By:	GTJ REIT, INC., a Maryland corporation, its sole member

			By:	/s/ David Oplanich
			Name:	David Oplanich
			Title:	CFO

WU/LH 950 BRIDGEPORT L.L.C., a Delaware limited liability company

By:	GTJ REALTY, LP, a Delaware limited partnership its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company, its general partner

		By:	GTJ REIT, INC., a Maryland corporation, its sole member

			By:	/s/ David Oplanich
			Name:	David Oplanich
			Title:	CFO

WU/LH 8 SLATER L.L.C., a Delaware limited liability company

By:	GTJ REALTY, LP, a Delaware limited partnership its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company, its general partner

		By:	GTJ REIT, INC., a Maryland corporation, its sole member

			By:	/s/ David Oplanich
			Name:	David Oplanich
			Title:	CFO

LENDER:

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, a New York corporation, successor by merger to First SunAmerica Life Insurance Company

By:	AIG Asset Management (U.S.), LLC,
its Investment Advisor

	By:	/s/ Marla S. Campagna
	Name:	Marla S. Campagna
	Title:	Vice President

Acknowledgement of Servicer

The undersigned Servicer hereby executes this Agreement in order to acknowledge Lender’s security interest in the Funds and the Collateral as set forth in Section 8(a) above, and that it will hold and disburse the Funds and the Collateral in its possession for the benefit of Lender, as secured party of Borrower, in accordance with this Agreement, and that any and all accounts in which Servicer holds such Funds shall be titled in accordance with the Agreement.

SERVICER:

M. ROBERT GOLDMAN & COMPANY, INC.

By:	/s/ Jonathan Goldman
Name:	Jonathan Goldman
Title:	Executive Vice President

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the              day of                          in the year 2012 before me, the undersigned, a Notary Public in and for said State, personally appeared, David Oplanich personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

/s/ Paula Corazza
(Signature and office of individual taking acknowledgment.)
Notary Public
My Commission Expires:

[Acknowledgment on behalf of 15 Executive Borrower]

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the              day of                          in the year 2012 before me, the undersigned, a Notary Public in and for said State, personally appeared, David Oplanich personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

/s/ Paula Corazza
(Signature and office of individual taking acknowledgment.)
Notary Public
My Commission Expires:

[Acknowledgment on behalf of 35 Executive Borrower]

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the              day of                          in the year 2012 before me, the undersigned, a Notary Public in and for said State, personally appeared, David Oplanich personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

/s/ Paula Corazza
(Signature and office of individual taking acknowledgment.)
Notary Public
My Commission Expires:

[Acknowledgment on behalf of Marsh Hill Borrower]

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the              day of                          in the year 2012 before me, the undersigned, a Notary Public in and for said State, personally appeared, David Oplanich personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

/s/ Paula Corazza
(Signature and office of individual taking acknowledgment.)
Notary Public
My Commission Expires:

[Acknowledgment on behalf of 470 Bridgeport Borrower]

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the              day of                          in the year 2012 before me, the undersigned, a Notary Public in and for said State, personally appeared, David Oplanich personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

/s/ Paula Corazza
(Signature and office of individual taking acknowledgment.)
Notary Public
My Commission Expires:

[Acknowledgment on behalf of 950 Bridgeport Borrower]

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the              day of                          in the year 2012 before me, the undersigned, a Notary Public in and for said State, personally appeared, David Oplanich personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

/s/ Paula Corazza
(Signature and office of individual taking acknowledgment.)
Notary Public
My Commission Expires:

[Acknowledgment on behalf of 8 Slater Borrower]

STATE OF CALIFORNIA
COUNTY OF

On                                , 2012 before me,                                             , Notary Public, personally appeared Marla S. Campagna, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing is true and correct.

Witness my hand and official seal.

Signature	/s/ Jeffrey Greathouse	(Seal)

[Acknowledgment of Lender]

STATE OF	)
) ss.:
COUNTY OF	)

On the                        day of                              in the year 2012 before me, the undersigned, a Notary Public in and for said State, personally appeared, Jonathan Goldman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

/s/ Alice Rodriguez
(Signature and office of individual taking acknowledgment.)
Notary Public
My Commission Expires:

[Acknowledgment on behalf of Servicer]

Exhibit A

Form of Notice to Tenants

Date: [                        ]

[TENANT NAME] (“Tenant”)

[TENANT ADDRESS]

Re:	Lease (the “Lease”) between you and the undersigned (the “Landlord”) with respect to space located at [ ]

Dear Tenant:

You are hereby instructed to make all payments which are required to be paid by you to Landlord under the Lease (a “Payment” and collectively “Payments”) as provided in the payment instructions attached to this letter, which instructions are not subject to modification unless you are so notified in writing by our lender, [LENDER].

This letter shall constitute sufficient authorization for you to make Payments in the manner as aforesaid and you are entitled to rely on this letter in making such Payments and you shall have no liability to Landlord for any such Payments duly and punctually paid in accordance with your Lease and in the manner as aforesaid.

Very truly yours,

[BORROWER SIGNATURE BLOCK]

PAYMENT INSTRUCTIONS

If a Payment is made by check, to the following address:

[SERVICER], in trust for [LENDER], as secured party of [BORROWER]

Payment Mailing Address:

Lighthouse Real Estate Management LLC, CT

c/o M. Robert Goldman & Co., Inc.

100 Jericho Quadrangle, Suite 336

Jericho, New York 11753-2702

**A deposit slip encoded with Account # [                            ] must accompany each check or bundle of checks mailed to this address**

If a Payment is made by wire transfer to:

ABA No.:  026013673

Bank Name:  TD Bank, 6060 Brush Hollow Road, Westbury, NY

Account No.:  4250728420

Account Name:  MRG WU Lighthouse Lockbox

The instructions set forth herein are not subject to modification unless you are so notified in writing by our lender, [                                                                ], and/or its successors and assigns.

Exhibit B

Wiring Instructions for Operating Account

The following are the wiring instructions for the Operating Account:

ABA No.:  [                          ]

Bank Name:  [                          ]

Account No.:  [                          ]

Account Name:  [                          ]